AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 15, 1999

_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ________________

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                               ________________

                          EXCHANGE APPLICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                          04-3338916
 (State or Other Jurisdiction of Incorporation              (I.R.S. Employer
             or Organization)                               Identification No.)


                  89 SOUTH STREET, BOSTON, MASSACHUSETTS 02111
              (Address of Principal Executive Offices) (ZIP Code)

                                ________________

             Exchange Applications, Inc. 1996 Stock Incentive Plan
             Exchange Applications, Inc. 1998 Stock Incentive Plan
          Exchange Applications, Inc. 1998 Director Stock Option Plan
         Exchange Applications, Inc. 1998 Employee Stock Purchase Plan
                           (Full titles of the plans)

                                ________________

                               ANDREW J. FRAWLEY
                        Chairman of the Board, President
                          and Chief Executive Officer
                          EXCHANGE APPLICATIONS, INC.
                                89 South Street
                                Boston, MA 02111
                    (Name and Address of Agent for Service)

                                 (617) 737-2244
          Telephone Number, Including Area Code, of Agent for Service


                                   Copies to:

                             NEIL W. TOWNSEND, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                        Boston, Massachusetts 02110-1726
                                 (617) 951-8000

                        CALCULATION OF REGISTRATION FEE



                                                  PROPOSED            PROPOSED
                                   AMOUNT          MAXIMUM            MAXIMUM             AMOUNT OF
           TITLE OF                 TO BE      OFFERING PRICE         AGGREGATE         REGISTRATION
 SECURITIES TO BE REGISTERED     REGISTERED       PER SHARE       OFFERING PRICE (1)        FEE
-----------------------------------------------------------------------------------------------------
Common Stock,
$.001 par value............       6,724,963         $35.82          $240,888,175        $66,966.91
-----------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $0.001 par value per share, as reported on the Nasdaq National Market on July 13, 1999. It is not known how many shares will be purchased under the plans or at what price such shares will be purchased.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by Exchange Applications, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference into this Registration Statement: (1) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998; (2) all reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the Registrant's 1998 fiscal year; and (3) the description of the Common Stock contained in the Registrant's registration statement on Form 8-A filed with the SEC on July 23, 1998 under Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment that indicate that all securities offered hereby have been sold or that deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

     The Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Registrant, copies of which are filed herein as exhibits, provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

     The Registrant intends to maintain insurance for the benefit of its directors and officers, insuring such persons against certain liabilities, including liabilities under the securities laws.

     The above discussion of the Registrant's Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws and Section 145 of the Delaware General Corporation Law is not exhaustive, and is qualified in its entirety by the full text of those documents and law.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.2 Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.3 Form of 1998 Stock Incentive Plan of the Registrant (incorporated by reference to Exhibit 10.1 to Pre-Effective No. 1 to the Company's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.4 1996 Stock Incentive Plan, as amended, of the Registrant (incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.5 Form of 1998 Director Stock Option Plan of the Registrant (incorporated by reference to Exhibit 10.3 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.6 Form of 1998 Employee Stock Purchase Plan of the Registrant (incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

5.1 Opinion and Consent of Bingham Dana LLP with respect to the legality of the shares being registered.

23.1 Consent of Bingham Dana LLP (included in Exhibit 5).

23.2 Consent of Arthur Andersen LLP.

24   Power of Attorney (included in signature page).


ITEM 9.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) That, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Sections 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 15th day of July, 1999.

                                       EXCHANGE APPLICATIONS, INC.


                                       By:  /s/ Andrew J. Frawley
                                            ------------------------
                                            Andrew J. Frawley
                                            Chairman of the Board, President
                                            and Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby appoints Andrew J. Frawley and John G. O'Brien and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



SIGNATURE                                  TITLE                                     DATE


/s/ Andrew J. Frawley           Chairman of the Board, President,                July 15, 1999
-------------------------       Chief Executive Officer and Director
    Andrew J. Frawley           (Principal Executive Officer)


/s/ John G. O'Brien             Vice President, Chief Financial Officer,         July 15, 1999
-------------------------       Treasurer and Secretary
    John G. O'Brien             (Principal Financial and Accounting Officer)


/s/ Dean F. Goodermote          Director                                         July 15, 1999
-------------------------
    Dean F. Goodermote


/s/ Jeffrey Horing              Director                                         July 15, 1999
-------------------------
    Jeffrey Horing


/s/ Ramanan Raghavendran        Director                                         July 15, 1999
-------------------------
    Ramanan Raghavendran


                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION



4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.2 Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.3 Form of 1998 Stock Incentive Plan of the Registrant (incorporated by reference to Exhibit 10.1 to Pre-Effective No. 1 to the Company's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.4 1996 Stock Incentive Plan, as amended, of the Registrant (incorporated by reference to Exhibit 10.2 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.5 Form of 1998 Director Stock Option Plan of the Registrant (incorporated by reference to Exhibit 10.3 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

4.6 Form of 1998 Employee Stock Purchase Plan of the Registrant (incorporated by reference to Exhibit 10.4 to the Registrant's Registration Statement on Form S-1, dated July 22, 1998, File No. 333-59613)

5.1 Opinion and Consent of Bingham Dana LLP with respect to the legality of the shares being registered.

23.1 Consent of Bingham Dana LLP (included in Exhibit 5.1).

23.2 Consent of Arthur Andersen LLP.

24   Power of Attorney (included in signature page to Registration Statement).

                                                                Exhibit 5.1

                                BINGHAM DANA LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (617) 951-8000


                                 July 15, 1999


Exchange Applications, Inc.
89 South Street
Boston, MA 02111

     Re:    FORM S-8 REGISTRATION STATEMENT

Ladies and Gentlemen:

     We have acted as counsel for Exchange Applications, Inc., a Delaware corporation (the "Company"), in connection with the Company's Registration Statement on Form S-8, to be filed with the Securities and Exchange Commission on July 15, 1999 (the "Registration Statement").

     The Registration Statement effects the registration of 6,724,963 shares of the common stock, $0.001 par value per share, of the Company (the "Shares"), which are to be issued by the Company pursuant to the Company's 1996 Stock Incentive Plan, 1998 Stock Incentive Plan, 1998 Director Stock Option Plan and 1998 Employee Stock Purchase Plan (collectively, the "Plans").

     We have reviewed the corporate proceedings of the Company with respect to the authorization of the Plan and the issuance of the Shares thereunder. We have also examined and relied upon originals or copies, certified or otherwise identified or authenticated to our satisfaction, of such agreements, instruments, corporate records, certificates, and other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. In our examination, we have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, and the legal competence of each individual executing any document.

     We further assume, without investigation, that all Shares issued pursuant to the Plans will be issued in accordance with the terms of such Plans and that the purchase price of each of the Shares will be at least equal to the par value of such Shares. Without prejudice to the generality of the foregoing, we assume that in connection with each award of shares of restricted stock under the Plans, the Company will require the recipient of the award upon issuance of such shares to pay a cash purchase price at least equal to the par value of such shares.

     Subject to the limitations set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. This opinion is limited solely to the Delaware General Corporation Law as applied by courts located in Delaware.

     Based upon and subject to the foregoing, we are of the opinion that the Shares, when issued and delivered upon the exercise of options or grant of restricted stock awards pursuant to the Plans and against the payment of the purchase price therefor, will be validly issued, fully paid, and nonassessable.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.



                                               Very truly yours,

                                           /s/ Bingham Dana LLP

                                           BINGHAM DANA LLP

                                                                 Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this registration statement.

                                                       Arthur Andersen LLP


Boston, Massachusetts

July 15, 1999